                    SCHEDULE 14A INFORMATION
                          (Rule 14a-101)
            INFORMATION REQUIRED IN PROXY STATEMENT

                   SCHEDULE 14A INFORMATION
   Proxy Statement Pursuant to Section 14(a) of the Securities
             Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ] Soliciting Material Pursuant to Subsection 240.14a-11(c) or Subsection 240.14a-12

                  FIRST FEDERAL BANCORPORATION
----------------------------------------------------------------
        (Name of Registrant as Specified in its Charter)

----------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required
[ ]  Fee computed on table below per Exchange Act Rules
     14a-6(i)(1) and 0-11.

     1. Title of each class of securities to which transaction applies:

Common Stock, $.01 par value per share
________________________________________________________________

     2. Aggregate number of securities to which transaction applies:


________________________________________________________________

     3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:


________________________________________________________________

     4.     Proposed maximum aggregate value of transaction:


________________________________________________________________

     5.    Total fee paid:


________________________________________________________________

[  ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1.     Amount Previously Paid:
            ____________________________________________

     2.     Form, Schedule or Registration Statement No.:
            ____________________________________________

     3.     Filing Party:
            ____________________________________________

     4.     Date Filed:
            ____________________________________________

                     [LETTERHEAD]







                   December 22, 1998






Dear Stockholder:

    We invite you to attend the annual meeting of stockholders of First Federal Bancorporation to be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on
Tuesday, January 19, 1999 at 2:30 p.m.

    The accompanying notice and proxy statement describe the formal business to be transacted at the meeting. During the meeting, we will also report on the operations of the Company's subsidiary, First Federal Bank. Directors and officers of the Company will be present to respond to any questions the stockholders may have.

    ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING FORM OF PROXY AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. Your vote is important, regardless of the number of shares you own. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting.

                             Sincerely,

                             /s/ William R. Belford

                             William R. Belford
                             President

________________________________________________________________
             FIRST FEDERAL BANCORPORATION
                    214 5th Street
               Bemidji, Minnesota  56601
                    (218) 751-5120
________________________________________________________________
       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
            To Be Held on January 19, 1999
________________________________________________________________

    NOTICE IS HEREBY GIVEN that the annual meeting of stockholders (the "Annual Meeting") of First Federal
Bancorporation (the "Company") will be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on
Tuesday, January 19, 1999 at 2:30 p.m.

    A Proxy Statement and form of proxy for the Annual Meeting accompany this notice.

    The Annual Meeting is for the purpose of considering and acting upon:

         1.   The election of two directors of the Company;

         2.   Approval of the First Federal Bancorporation
1998 Stock Option Plan; and

         3. The transaction of such other matters as may properly come before the Annual Meeting or any adjournments thereof.

    The Board of Directors is not aware of any other business to come before the Annual Meeting.

    Any action may be taken on any one of the foregoing pro-posals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on December 4, 1998 are the stockholders entitled to vote at the Annual Meeting and any adjournments thereof.

    You are requested to fill in and sign the accompanying form of proxy which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy will not be used if you attend and vote at the Annual Meeting in person.
                             BY ORDER OF THE BOARD OF DIRECTORS

                             /s/ Karen Jacobson

                             KAREN JACOBSON
                             SECRETARY
Bemidji, Minnesota
December 22, 1998
________________________________________________________________
    IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. THE ACCOMPANYING FORM OF PROXY IS ACCOMPANIED BY A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
________________________________________________________________

________________________________________________________________
                    PROXY STATEMENT
                          OF
             FIRST FEDERAL BANCORPORATION
                    214 5TH STREET
               BEMIDJI, MINNESOTA  56619
________________________________________________________________
            ANNUAL MEETING OF STOCKHOLDERS
                   JANUARY 19, 1999
________________________________________________________________

________________________________________________________________
                        GENERAL
________________________________________________________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Federal Bancorporation (the "Company") to be used at the annual meeting of stockholders (the "Annual Meeting") which will be held at the main office of First Federal Bank (the "Bank"), 214 5th Street, Bemidji, Minnesota on Tuesday, January 19, 1999 at 2:30 p.m. This proxy statement and the accompanying notice and form of proxy are being first mailed to stockholders on or about December 22, 1998.

________________________________________________________________
          VOTING AND REVOCABILITY OF PROXIES
________________________________________________________________

     Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Karen Jacobson, Secretary of the Company, at the address shown above, by filing a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting or by attending the Annual Meeting and voting in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder's proxy.

     Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. WHERE NO INSTRUCTIONS ARE INDICATED, PROXIES WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS SET FORTH BELOW AND IN FAVOR OF EACH OF THE OTHER PROPOSALS SET FORTH IN THIS PROXY STATEMENT FOR CONSIDERATION AT THE ANNUAL MEETING. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxies as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker non-votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

________________________________________________________________
    VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
________________________________________________________________

     The securities entitled to vote at the Annual Meeting consist of the Company's common stock, $.01 par value per share (the "Common Stock"). Stockholders of record as of the close of business on December 4, 1998 (the "Record Date") are entitled to one vote for each share of Common Stock then held. At the Record Date, the Company had 993,275 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting.

     Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The following table sets forth, as of the Record Date, certain information as to the Common Stock believed by management to be beneficially owned by persons owning in excess of 5% of the Common Stock and by all directors and executive officers of the Company as a group.

Name and Address              Amount and Nature of          Percent of Shares of
of Beneficial Owner           Beneficial Ownership (1)    Common Stock Outstanding
-------------------           ------------------------    ------------------------
William R. Belford
3309 Jackson Avenue, SW
Bemidji, Minnesota  56601              85,912 (2)             8.65%

First Federal Bancorporation
Employee Stock Ownership
  Plan ("ESOP")
214 5th Street
Bemidji, Minnesota  56601             102,382 (3)            10.31%

First Federal Bancorporation
Stock Option and Incentive Plan Trust
214 5th Street
Bemidji, Minnesota 56601              129,117 (4)            13.00%

John Hancock Advisors, Inc.
101 Huntington Avenue
Boston, Massachusetts  02199           84,000                 8.46%

All directors and executive
 officers as a group (10 persons)     332,501 (5)            33.40%

_____________
(1)  In accordance with Rule 13d-3 under the Exchange Act, a person is deemed to be the beneficial owner, for purposes of this table, of any shares of Common Stock if he or she has or shares voting or investment power with respect to such
     Common Stock or has a right to acquire beneficial ownership at any time within
     60 days from the Record Date.  As used herein, "voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.  Except as otherwise noted, ownership is direct, and the named individuals and group exercise sole voting and investment power over the shares of the Common Stock.
(2)  Includes 19,407 shares which may be received pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date, 8,027 shares of Common Stock held in the ESOP and allocated to Mr. Belford and 7,950 shares of Common Stock held for the benefit of Mr. Belford in the Employee's
     Retirement Plan.  Also includes 12,938 shares held in the Option Plan Trust and
     5,175 shares held in the MRP Trust, in which Mr. Belford together with other
     Option Plan and MRP Plan participants shares in the voting of allocated shares, and 23,903 shares held in the Grantor Trust, as to which Mr. Belford has shared voting power with the other Directors.
(3)  These shares are held in a suspense account for future allocation among participating employees as the loan used to purchase the shares is repaid.  The
     ESOP trustees, currently Directors Smith, Sathre, Fankhanel and Sharp, vote all allocated shares in accordance with instructions of the participants.
     Unallocated shares and shares for which no instructions have been received are voted by the ESOP trustees in the same ratio as participants direct the voting of allocated shares or, in the absence of such direction, the Company's Board of Directors shall direct the voting of such stock, or in the absence of such direction from the Company's Board of Directors, the trustees shall direct the voting of such stock in their discretion.  As of the Record Date, 41,400 shares had been allocated, and 60,982 were unallocated.
(4)  These shares are held in a trust account for future issuance to option holders upon their exercise of stock options for Company Common Stock under the First
     Federal Bancorporation Stock Option and Incentive Plan (the "Option Plan").
     The trustees for this trust are the same as the ESOP trustees.  The shares held in the Option Plan trust are voted in the same way that unallocated ESOP shares are voted.
(5)  Includes 39,470 shares held by the First Federal Banking & Savings, FSB Grantor
     Trust (the "Grantor Trust"), the beneficiaries of which are certain directors and executive officers.  The beneficiaries have neither voting nor dispositive power with respect to these shares.  Does not include the unallocated shares held by the ESOP trust or the shares held by the Option Plan Trust.  For more information, see Footnote (2).

________________________________________________________________
          PROPOSAL I -- ELECTION OF DIRECTORS
________________________________________________________________

GENERAL

    The Company's Board of Directors consists of six members. The Company's Articles of Incorporation require that directors be divided into three classes, as nearly equal in number as possible, with approximately one-third of the directors elected each year. At the Annual Meeting, two directors will be elected for a term expiring at the 2002 Annual Meeting. The Board of Directors has nominated Martin R. Sathre and Dean J. Thompson to serve as directors for a three-year period. All nominees are currently members of the Board. Under Minnesota law and the Company's Articles of Incorporation, directors are elected by a majority of the votes cast at a meeting at which a quorum is present.

    It is intended that the persons named in the proxies solicited by the Board of Directors will vote for the election of the named nominees. If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the size of the Board may be reduced to eliminate the vacancy. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

    The following table sets forth, for each nominee for director and continuing director of the Company, his age, the year he first became a director of the Bank, which is the Company's principal operating subsidiary, and the expiration of his term as a director. All such persons were appointed as directors in 1994 in connection with the incorporation and organization of the Company. Each director of the Company also is a member of the Board of Directors of the Bank.

                                      YEAR FIRST
                        AGE AT          ELECTED           CURRENT
                     SEPTEMBER 30,    AS DIRECTOR          TERM
NAME                     1998         OF THE BANK        TO EXPIRE
----                 ------------     -----------        ---------

              BOARD NOMINEES FOR TERMS TO EXPIRE IN 2002

Martin R. Sathre          73              1962              1999
Dean J. Thompson          42              1994              1999

                    DIRECTORS CONTINUING IN OFFICE

Walter R. Fankhanel       61              1975              2000
James R. Sharp            63              1980              2000
Ralph T. Smith            65              1966              2001
William R. Belford        50              1987              2001

    Set forth below is information concerning the Company's directors for at least the past five years, unless otherwise stated.

    MARTIN R. SATHRE is a retired Abstracter and Title
Insurance Agent for Sathre Abstracters Incorporated of Bemidji, Minnesota. Mr. Sathre is Secretary of Bemidji Development Corporation, a non-profit corporation that owns and operates a local industrial park, and was past President of the Rotary Club of Bemidji.

    DEAN J. THOMPSON is an owner of Ken K. Thompson Jewelry, a retail jeweler located in Bemidji, Minnesota. Mr. Thompson was previously on the Board of Directors of the Bemidji Area Chamber of Commerce, former Chairman of the Downtown Bemidji Business and Professional Association, and is a member of the Bemidji Jaycees, Headwaters Chapter/Ducks Unlimited, Bemidji Elks Lodge #1052, the Bemidji State University President's Club and the Bemidji Downtown Development Authority.

    WALTER R. FANKHANEL has served as General Manager of Dave
Walters, Inc., a dealer of automobiles, manufactured housing and a developer of multi-family housing since 1957.

    JAMES R. SHARP retired in 1993 after 34 years as a High School Teacher, Counselor and Administrator in Bemidji, Minnesota. Mr. Sharp has served as President of the Headwaters Shrine Club, is a member of the Bemidji Town & Country Club, the Bemidji Curling Club, the AAD Temple Shrine, the Scottish Rite, the Masonic Lodge, the Eagles Club and the American Legion Club.

    RALPH T. SMITH is a life long resident of Bemidji and has been associated with Smith Law Firm P.A. of Bemidji for over 40 years. He has been a Director of First Federal since 1966 and the Chair of its Board of Directors since 1987.

    WILLIAM R. BELFORD has been President and Chief Executive Officer of the Bank since 1987. Mr. Belford has served as chairman of the Board of Directors and as Campaign Chairman of the United Way of Bemidji, as President and board member for the Joint Economic Development Commission, as Chairman and Secretary of the Savings League of Minnesota, on the Board of Directors of the Chamber of Commerce, as Treasurer and on the Board of the Visitors and Convention Bureau. Most recently, he has served as past Chairman of the Minnesota League of Savings and Community Bankers.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

    The following table sets forth information regarding the executive officers of the Company who do not serve on the Board of Directors.

                               AGE AT
                            SEPTEMBER 30,
    NAME                        1998             TITLE
    ----                    ------------         -----
Dennis M. Vorgert                51               Treasurer
Karen Jacobson                   56                Secretary

    The principal occupation of each executive officer of the Company for the last five years, unless otherwise stated, is set forth below.

    DENNIS M. VORGERT has served as Treasurer of the Company since its incorporation in 1994 and of the Bank since 1978. He is a member of the Bemidji Curling Club, the Bemidji Rotary Club, the Knights of Columbus, as well as Past Secretary of Church Council.

    KAREN JACOBSON has served as Secretary of the Company since its incorporation in 1994, and of the Bank since 1990.
Ms. Jacobson is Treasurer of the local American Heart
Association.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors of the Company holds regular monthly meetings and holds special meetings as needed. During the year ended September 30, 1998, the Board met 14 times. No director attended fewer than 75% in the aggregate of the total number of Board meetings held while he was a member during the year ended September 30, 1998 and the total number of meetings held by committees on which he served during such fiscal year. The Board of Directors has standing Audit, Loan and Investment Committees. The full Board of Directors serves as the Compensation Committee.

    The Audit Committee consists of Directors Smith (Chairman), Sathre and Thompson. The Audit Committee met one time during fiscal year 1998 to examine and approve the independent audit report prepared by the independent auditors, to review and recommend the independent auditors to be engaged by the Company and to review the internal audit function and internal audit controls.

    The Company does not have a standing Nominating Committee. Under the Company's current Bylaws, the full Board acts as a Nominating Committee for selecting the management nominees for election as directors. The Nominating Committee met one time during fiscal 1998.

EXECUTIVE COMPENSATION

    The following table sets forth cash and noncash compensation for the fiscal year ended September 30, 1998 awarded to or earned by the Company's Chief Executive Officer for services rendered in all capacities to the Company and its subsidiaries during fiscal 1998.

NAME AND PRINCIPAL                                                    ALL OTHER
   POSITION                 YEAR        SALARY           BONUS      COMPENSATION (1)
-----------------           ----        ------           -----     -----------------
William R. Belford           1998       $118,000         $35,601      $18,581
 Chief Executive Officer     1997        115,000          47,101       18,466
                             1996        112,500          37,380       20,150

___________
(1) For 1998, includes a car allowance of $776, life insurance policy payments of $895, a profit sharing contribution of $7,310, and a supplemental executive retirement plan payment of $9,600; for 1997, includes a car allowance of $831 life insurance policy payments of $895, a profit sharing contribution of $7,140, and a supplemental executive retirement plan payment of $9,600; and for 1996, includes a car allowance of $770, life insurance policy payments of $895, a profit sharing contribution of $8,885, and a supplemental executive retirement plan payment of $9,600.

    Employment Agreements. The Company and the Bank, effective April 3, 1995, entered into separate employment agreements (the "Employment Agreements") with Mr. William R. Belford (the "Executive"), President and Chief Executive Officer of the Bank and of the Company. In such capacities, the Executive is responsible for overseeing all operations of the Bank and the Company, and for implementing the policies adopted by the Boards of Directors. Such Boards believe that the Employment Agreements assure fair treatment of the Executive in relation to his career with the Company and the Bank by assuring him of some financial security.

    The Employment Agreements provide for a term of three years, with an annual base salary of $115,000 from the Bank, and with the Company guaranteeing the Bank's obligations. On each anniversary date from the date of commencement of the Employment Agreements, the Executive's term of employment will be extended for an additional

one-year period beyond the then effective expiration date, upon a determination by the Boards of Directors that the performance of the Executive has met the required performance standards and that such Employment Agreements should be extended. The Employment Agreements provide the Executive with a salary review by the Boards of Directors not less often than annually, as well as with inclusion in any discretionary bonus plans, retirement and medical plans, customary fringe benefits and vacation and sick leave. The Employment Agreements will terminate upon the Executive's death and may terminate due to the Executive's disability. The Employment Agreements are also terminable for "just cause" as defined in the Employment Agreements. In the event of termination for just cause, no severance benefits are available. If the Company or the Bank terminates the Executive without just cause, the Executive will be entitled to a continuation of his salary and benefits from the date of termination through the remaining term of the Employment Agreements, plus an additional 12-month period. Severance benefits payable to the Executive will be paid in a lump sum, or in installments, as he elects. If either Employment Agreement is terminated due to the Executive's "disability" (as defined in the Employment Agreements), the Executive will not be entitled to a continuation of his salary and benefits. In the event of the Executive's death during the term of either Employment Agreement, his estate will be entitled to receive the Executive's salary through the last day of the calendar month in which his death occurred. The Executive is able to voluntarily terminate his employment by providing 60 days' written notice to the Boards of Directors of the Bank and the Company, in which case the Executive is entitled to receive only his compensation, vested rights and benefits up to the date of termination.

    The Employment Agreements contain provisions stating that in the event of the Executive's involuntary termination of employment in connection with, or within one year after, any change in control of the Bank or the Company, other than for "just cause," the Executive will be paid within 10 days of such termination an amount equal to the difference between (i) 2.99 times his "base amount," as defined in Section 280G(b)(3) of the Internal Revenue Code of 1986, as amended (the "Code"), and (ii) the sum of any other parachute payments, as defined under
Section 280G(b)(2) of the Code, that the Executive receives on account of the change in control (including but not limited to parachute payments the Employee receives pursuant to his employment agreement with the Company). "Control" generally refers to the acquisition, by any person or entity, of the ownership or power to vote more than 25% of the Bank's or Company's voting stock, the control of the election of a majority of the Bank's or the Company's directors, or the exercise of a controlling influence over the management or policies of the Bank or the Company. In addition, under the Employment Agreements, a change in control occurs when, during any consecutive two-year period, directors of the Company or the Bank at the beginning of such period cease to constitute two-thirds of the Board of Directors of the Company or the Bank, unless the election of replacement directors was approved by a two-thirds vote of the initial directors then in office. The Employment Agreement with the Bank provides that within five business days of a change in control, the Bank shall fund, or cause to be funded, a trust in the amount of 2.99 times the Executive's base amount, that will be used to pay the Executive amounts owed to him upon termination, other than for just cause, within one year of the change in control. The amount to be paid to the Executive from this trust upon his termination is determined according to the procedures outlined in the Employment Agreement with the Bank, and any money not paid to the Executive is returned to the Bank. The Employment Agreement also provides for a similar lump sum payment to be made in the event of the Executive's voluntary termination of employment within one year following a change in control, upon the occurrence, or within 90 days thereafter, of certain specified events following the change in control, which have not been consented to in writing by the Executive, including (i) the requirement that the Executive move his personal residence or perform his principal executive functions more than 35 miles from the Bank's current primary office, (ii) a material reduction in the Executive's base compensation as in effect on the date of the change in control, (iii) the failure of the Company or the Bank to maintain existing or substantially similar employee benefit plans, including material vacation, fringe benefits, stock option and retirement plans, (iv) the assignment to the Executive of duties and responsibilities which are materially different from those normally associated with his position with the Bank, (v) a material reduction in the Executive's authority and responsibility, and (vi) the failure to re-elect the Executive to the Company's or the Bank's Board of Directors. The aggregate payments that would be made to Mr. Belford, assuming his termination of employment under the foregoing circumstances and based on Mr. Belford's salary through the year ended September 30, 1998, would have been approximately $424,794. In the event that the Executive prevails over the Company or the Bank in a legal dispute as to the Employment Agreements, he will be reimbursed for his legal and other expenses.


AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-
END OPTION VALUES

    The following table sets forth the 1998 fiscal year-end value of unexercised in-the-money options held by the Company's
Chief Executive Officer.  No new options were granted in fiscal
1998.

                                                                          VALUE OF SECURITIES
                       SHARES                 NUMBER OF SECURITIES       UNDERLYING UNEXERCISED
                     ACQUIRED ON    VALUE   UNDERLYING UNEXERCISED            IN-THE MONEY
                       EXERCISE   REALIZED  OPTIONS AT FY-END (1)         OPTIONS AT FY-END (1)
                                            -------------------------   -------------------------
                        (#)         ($)     EXERCISABLE  UNEXERCISABLE  EXERCISABLE UNEXERCISABLE
                     -----------  --------  -------------------------   -------------------------
William R. Belford       --        $  --      19,406     12,938          $114,010     $76,011

______________
(1) Consists of options granted under the Option Plan.  Option grant was effective as of
    October 17, 1995, upon stockholder approval of the Option Plan.  Exercise price is the market price of the Common Stock of $9.125 as of the date of the grant.  At September 30,
    1998, the fair market value of the Common Stock was $15 per share.

DIRECTOR COMPENSATION

    The Company's directors receive fees of $1,000 per monthly meeting attended. This fee includes any Executive Committee meetings. During fiscal 1998, the Company's directors' fees totaled $72,000.

    Director Retirement Plan. The Bank's Board of Directors has adopted the First Federal Banking & Savings, FSB Retirement Plan for Non-Employee Directors (the "Directors' Plan"), effective October 1, 1993, for its directors (i) who are members of the Bank's Board of Directors on or after October 1, 1993, and (ii) who are not employees on the date of being both nominated and elected (or re-elected) to the Board. A participant in the Directors' Plan will receive, on each of the three annual anniversary dates of his retirement, an amount equal to one-third of the product of his"Benefit Percentage," times his"Vested Percentage," times $6,000. A participant's "Benefit Percentage" is based on his overall years of service on the Board of Directors of the Bank, and increases in increments of 33-1/3% from 0% for less than six years of service, to 33-1/3% for six to eleven years of service, to 66-2/3% for twelve to seventeen years of service, to 100% for eighteen or more years of service. A participant's "Vested Percentage" equals 33-1/3% if the participant serves on the Board as a non-employee director for one or fewer years of service after the effective date of the Directors' Plan, increases to 66-2/3% if the participant completes two years of service following the plan's effective date, and becomes 100% if the participant completes three or more years of service following the plan's effective date. However, in the event a participant terminates service on the Board at or after his attainment of age 70, or due to "disability", or in the event of a "change in control" (as such terms are defined in the Directors' Plan), the participant's Vested Percentage becomes 100% regardless of his years of service. A participant's "Vested Percentage" will also accelerate to 100% upon such participant's termination of service on the Board due to his death. This provision may have the effect of deferring a hostile change in control by increasing the costs of acquiring control. If a participant dies before collecting any retirement benefits, his surviving beneficiary (or, if no surviving beneficiary, the participant's estate) will receive a lump sum payment having a present value equal to 100% of the benefits that would have been paid to the participant under the Directors' Plan if the participant had
(i) terminated service on the Board on the date of his death,
(ii) survived to collect the full benefits payable for retirement or disability, and (iii) a Vested Percentage equal to 100%. In the event that a participant dies after beginning to receive retirement benefits, the Bank shall pay to the participant's surviving beneficiary (or, if none, to the participant's estate) a lump sum payment having a present value equal to 100% of the aggregate remaining payments that the participant would have received had he survived to collect all retirement benefits payable under the Directors' Plan. Trust assets will be subject to the claims of the Bank's general creditors.

TRANSACTIONS WITH MANAGEMENT

    The Bank offers loans to its directors, officers, and employees. These loans currently are made in the ordinary course of business with the same collateral, interest rates and underwriting criteria as those of comparable transactions prevailing at the time and to not involve more than the normal risk of collectibility or present other unfavorable features. Under current law, the Bank's loans to directors and executive officers are required to be made on substantially the same terms, including interest rates, as those prevailing for comparable transactions and must not involve more than the normal risk of repayment or present other unfavorable features. Furthermore, loans above the greater of $25,000 or 5% of the Bank's capital and surplus (i.e., up to $654,122) to such persons must be approved in advance by a disinterested majority of the Board of Directors. At September 30, 1998, the Bank's loans to directors and executive officers totaled $1,160,194, or 16.41% of the Bank's retained earnings at that date.

________________________________________________________________
           SECURITY OWNERSHIP OF MANAGEMENT
________________________________________________________________

    The following table sets forth, as of the Record Date, the beneficial ownership of the Common Stock of each of the Company's directors and nominees, the sole executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

                                                            Percent of Shares
                                        Total Beneficial     of Common Stock
                                          Ownership (1)        Outstanding
                                        ----------------    -----------------
William R. Belford(2). . . . . . . . .       85,912              8.64%
Ralph T. Smith(3). . . . . . . . . . .       52,854              5.32
Martin R. Sathre(4). . . . . . . . . .       30,599              3.08
Walter R. Fankhanel(5) . . . . . . . .       53,417              5.37
James R. Sharp(5). . . . . . . . . . .       34,368              3.46
Dean J. Thompson(6). . . . . . . . . .       28,273              2.85

All Executive Officers and Directors
  as a Group (10 persons) (7). . . . .      332,503             33.48%

______________
(1) For the definition of beneficial ownership, see Footnote (1) to the table in "Voting Securities and Principal Holders Thereof." Does not include the unallocated shares held by the ESOP Trust or the Grantor Trust. For more information, see "Voting Securities and Principal Holders Thereof -- Footnotes (2) and (3)."
(2) For Mr. Belford, includes 19,407 shares which may be received pursuant to the exercise of stock options which are exercisable within 60 days of the Record Date, 8,027 shares of Common Stock held in the ESOP and allocated to Mr. Belford and 7,950 shares of Common Stock held for the benefit of Mr. Belford in the Employee's Retirement Plan. Also includes 12,938 shares held in the Option Plan Trust and 5,175 shares held in the MRP Trust, in which Mr. Belford together with other Option Plan and MRP Plan participants shares in the voting of allocated shares, and 23,903 shares held in the Grantor Trust, as to which Mr. Belford has shared voting power with the other Directors.
(3) For Mr. Smith includes 1,500 shares held in family trusts, 2,472 shares held in his grantor trust account, 3,882 shares pursuant to vested options exercisable within 60 days of the Record Date, and 9,450 shares held in Mr. Smith's IRA.
(4) For Mr. Sathre, includes 7,075 shares held in his grantor trust account and 3,882 shares pursuant to vested options exercisable within 60 days of the Record Date.
(5) For each of Messrs. Fankhanel and Sharp, includes 12,800 shares held in their respective grantor trust accounts and 3,881 shares pursuant to vested options exercisable within 60 days of the Record Date. Mr. Sharp's total also includes 3,708 shares held in his IRA.
(6) For Mr. Thompson, includes 3,234 shares held in his grantor trust account and 3,882 shares pursuant to vested options exercisable within 60 days of the Record Date.
(7) For "All Executive Officers and Directors as a Group" includes, 19,458 shares and 39,471 shares held in 401(k) plan and grantor trust accounts, respectively, 18,649 shares held in ESOP accounts, 129,117 shares pursuant to options exercisable within 60 days of the Record Date and 1,500 shares held in family trusts.


________________________________________________________________
PROPOSAL II -- APPROVAL OF THE FIRST FEDERAL BANCORPORATION
                1998 STOCK OPTION PLAN
________________________________________________________________

GENERAL

    The Board of Directors of the Company is seeking stockholder approval of the First Federal Bancorporation 1998 Stock Option Plan (the "Option Plan"). The Option Plan is attached hereto as Exhibit A and should be consulted for additional information. All statements made herein regarding the Option Plan, which are only intended to summarize the Option Plan, are qualified in their entirety by reference to the Option Plan.

PURPOSE OF THE OPTION PLAN

    The purpose of the Option Plan is to advance the interests of the Company by providing selected directors and employees of the Company and its affiliates, including the Bank, with the opportunity to acquire shares of Common Stock. By encouraging such stock ownership, the Company seeks to attract, retain, and motivate the best available personnel for positions of substantial responsibility and to provide additional incentive to directors and employees of the Company and its affiliates to promote the success of the business of the Company.

DESCRIPTION OF THE OPTION PLAN

    Effective Date. The Option Plan is expected to be formally adopted by the Board of Directors and thereby become effective on November 24, 1998 (the "Effective Date"), although the Option Plan's effectiveness will be contingent on its approval by the Company's stockholders.

    Administration.  The Option Plan  will be administered by
a committee (the "Committee"), appointed by the Board of Directors, consisting of at least two directors of the Company who are "non-employee directors" within the meaning of the federal securities laws. The Committee will have discretionary authority to select participants and grant options, to determine the form and content of any options granted under the Option Plan, to interpret the Option Plan, to prescribe, amend and rescind rules and regulations relating to the Option Plan and to make other decisions necessary or advisable in connection with administering the Option Plan. All decisions, determinations and interpretations of the Committee will be final and conclusive on all persons affected thereby. Members of the Committee will be indemnified to the full extent permissible under the Company's governing instruments in connection with any claims or other actions relating to any action taken under the
Option Plan.   It is expected that the Committee will initially
consist of Directors Fankhanel, Sathre, Sharp and Smith.

    Eligible Persons. Under the Option Plan, the Committee will have discretionary authority to grant stock options ("Options") to such employees and directors (including members of the Committee) as the Committee shall designate. In addition, the Option Plan specifies the automatic grants described below (see "-- Automatic Grants" below). As of the Record Date, the Company and its subsidiaries had 16 employees and five non-employee directors who were eligible to participate in the Option Plan.

    Shares Available for Grants. The Option Plan reserves 100,000 shares of Common Stock for issuance upon the exercise of Options. Such shares may be (i) authorized by unissued shares,
(ii) shares held in treasury, or (iii) shares held in a grantor trust. In the event of any merger, consolidation, recapitalization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without receipt or payment of consideration by the Company, the Committee will adjust the number and kind of shares reserved for issuance under the Option Plan and the exercise prices of such Options. If Options expire, become unexercisable or are forfeited for any reason without having been exercised, the shares of Common Stock subject to such Options shall, unless the Option Plan shall have been terminated, be available for the grant of additional Options under the Option Plan.

    Options; Exercise Price. Options may be either incentive stock options ("ISOs") as defined in Section 422 of the Internal Revenue Code, or options that are not ISOs ("Non-ISOs"). The exercise price as to any Option may not be less than the fair market value (determined under the Option Plan) of the optioned shares on the date of grant. In the case of a participant who owns more than 10% of the outstanding Common Stock on the date of grant, such exercise price may not be less than 110% of fair market value of the shares. As required by federal tax laws, to the extent that the aggregate fair market value (determined when an ISO is granted) of the Common Stock with respect to which ISOs are exercisable by an optionee for the first time during any calendar year (under all plans of the Company and of any subsidiary) exceeds $100,000, the Options granted in excess of $100,000 will be treated as Non-ISOs, and not as ISOs. The exercise price of shares subject to any outstanding Option will be proportionately adjusted upon the payment of a special large and nonrecurring dividend that has the effect of a return of capital to the stockholders, provided that the Committee did not elect to pay the amount of such nonrecurring dividend to the optionee upon exercise of the Option.

    Automatic Grants. On the Effective Date, certain employees and non-employee directors of the Company and the Bank are expected to receive one-time grants of Options to purchase shares of Common Stock at an exercise price per share equal to its fair market value on that date (see " -- Proposed Stock Option Grants" and "New Plan Benefits" below).

    Exercise of Options. The exercise of Options will be subject to such terms and conditions as are established by the Committee in a written agreement between the Committee and the optionee. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an agreement granting an Option, each Option grant shall be vested and exercisable with respect to 50% of the shares subject to the Option on the date of grant and shall become vested and exercisable with respect to the remaining 50% of the shares subject to the Option on the optionee's completion of one year of service; provided that no vesting shall occur prior to stockholder approval of the Option Plan, and further provided that no vesting shall occur on a particular date in the event of the termination or interruption of the optionee's continuous service as a director or employee of the Company or an affiliate prior thereto. In the absence of Committee action to the contrary, an otherwise unexpired Option shall cease to be exercisable upon (i) an optionee's termination of employment for "just cause" (as defined in the Option Plan), (ii) the date that is one year after an optionee terminates service for a reason other than just cause or death, or (iii) the date that is two years after an optionee's death. Options granted to non-employee directors will expire one year after a director terminates continuous service as a director for any reason other than death, but in no event later than the date on which such Options would otherwise expire. In the event of a director's death during the term of his or her directorship, the Options shall become immediately exercisable and will expire two years after his or her death. In the event of such director's disability during his or her directorship, the director's Option shall become immediately exercisable, and such Option may be exercised within two years of the termination of directorship due to disability, but not later than the date that the Option would otherwise expire.

    An optionee may exercise Options, subject to provisions relative to their termination and limitations on their exercise, only by (i) written notice of intent to exercise the Option with respect to a specified number of shares of Common Stock, and
(ii) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the exercise price for the number of shares with respect to which the Option is then being exercised. Common Stock utilized in full or partial payment of the exercise price for Options shall be valued at its market value at the date of exercise, and may consist of shares subject to the Option being exercised. Upon an optionee's exercise of an Option, the Company may, in the discretion of the Committee, pay the optionee a cash amount of up to the amount of any dividends declared on the underlying shares between the date of grant and the date of exercise of the Option.

    Conditions on Issuance of Shares. The Committee will have the discretionary authority to impose, in agreements, such restrictions on shares of Common Stock issued pursuant to the Option Plan as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal or to establish repurchase rights or to pay an optionee the in-the-money value of his Option in consideration for its cancellation. In addition, the Committee may not issue shares unless the issuance complies with applicable securities laws, and to that end may require that a participant make certain representations or warranties.

    Change in Control. The Option Plan provides that upon the earlier of a "Change in Control" or the execution of an agreement to effect a Change in Control, all Options shall become fully exercisable, notwithstanding any other provision of the Option Plan or any agreement with an optionee. For purposes of the Option Plan, Change in Control means any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors, (3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (except in the case of (1), (2), and (3) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any individual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

    Although these provisions are included in the Option Plan primarily for the protection of an employee-optionee in the event of a Change in Control of the Company, they may be regarded as having a takeover defensive effect, which may reduce the Company's vulnerability to hostile takeover attempts and certain other transactions which have not been negotiated with and approved by the Board of Directors.

    Nontransferability. Optionees may transfer their Options to family members or trusts under specified circumstances. Options may not otherwise be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. In addition, Common Stock that is purchased upon the exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the optionee's death or disability, or such other event as the Board of Directors may specifically deem appropriate.

    Effect of Dissolution and Related Transactions. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the exercise prices thereof, will be equitably adjusted for any change or exchange of shares for a different number or kind of shares or other securities which results from the Transaction. However, any such adjustment will be made in such a manner as to not constitute a modification, within the meaning of Section 424(h) of the Internal Revenue Code, of outstanding ISOs.

    Duration of the Option Plan and Grants. The Option Plan has a term of 10 years from the Effective Date, after which date no Options may be granted. The maximum term for an Option is 10 years from the date of grant, except that the maximum term of an ISO may not exceed five years if the optionee owns more than 10% of the Common Stock on the date of grant. The expiration of the Option Plan, or its termination by the Committee, will not affect any Option then outstanding.

    Amendment and Termination of the Option Plan. The Board of Directors of the Company may from time to time amend the terms of the Option Plan and, with respect to any shares at the time not subject to Options, suspend or terminate the Option Plan. No amendment, suspension, or termination of the Option Plan will, without the consent of any affected optionee, alter or impair any rights or obligations under any Option previously granted.

    Financial Effects of Options. The Company will receive no monetary consideration for the granting of Options under the Option Plan. It will receive no monetary consideration other than the exercise price for shares of Common Stock issued to optionees upon the exercise of their Options. Under applicable a0ccounting standards, recognition of compensation expense is not required when Options are granted at an exercise price equal to or exceeding the fair

market value of the Common Stock on the date the Option is granted, but disclosure may be required in financial statement footnotes regarding pro forma effects on earnings and earnings per share of recognizing as a compensation expense an estimate of the fair value of such stock-based awards.

FEDERAL INCOME TAX CONSEQUENCES

    ISOs. An optionee recognizes no taxable income upon the grant of ISOs. If the optionee holds the shares purchased upon exercise of an ISO for at least two years from the date the ISO is granted, and for at least one year from the date the ISO is exercised, any gain realized on the sale of the shares received upon exercise of the ISO is taxed as long-term capital gain. However, the difference between the fair market value of the Common Stock on the date of exercise and the exercise price of the ISO will be treated by the optionee as an item of tax preference in the year of exercise for purposes of the alternative minimum tax. If an optionee disposes of the shares before the expiration of either of the two special holding periods noted above, the disposition is a "disqualifying disposition." In this event, the optionee will be required, at the time of the disposition of the Common Stock, to treat the lesser of the gain realized or the difference between the exercise price and the fair market value of the Common Stock at the date of exercise as ordinary income and the excess, if any, as capital gain.

    The Company will not be entitled to any deduction for federal income tax purposes as the result of the grant or exercise of an ISO, regardless of whether or not the exercise of the ISO results in liability to the optionee for alternative minimum tax. However, if an optionee has ordinary income taxable as compensation as a result of a disqualifying disposition, the Company will be entitled to deduct an equivalent amount.

    Non-ISOs. In the case of a Non-ISO, an optionee will recognize ordinary income upon the exercise of the Non-ISO in an amount equal to the difference between the fair market value of the shares on the date of exercise and the option price (or, if the optionee is subject to certain restrictions imposed by the federal securities laws, upon the lapse of those restrictions unless the optionee makes a special tax election within 30 days after the date of exercise to have the general rule apply).
Upon a subsequent disposition of such shares, any amount received by the optionee in excess of the fair market value of the shares as of the exercise will be taxed as capital gain.
The Company will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income recognized by the optionee in connection with the exercise of a Non-ISO.

PROPOSED STOCK OPTION GRANTS
----------------------------

    Set forth below is certain information as of the Record
Date relating to Options expected to be granted to the specified individuals and groups of individuals on the Effective Date of the Option Plan. All such Options (i) will be subject to the terms and conditions described above, (ii) will be contingent on, and not exercisable until, the Option Plan receives stockholder approval and (iii) will automatically expire ten years after the date of their grant. The exercise price for these Options will be the fair market value of the Common Stock on the date of grant.
                                              Number of Shares
                                             Subject to Options
William R. Belford, President
  and Chief Executive Officer                     30,000
Ralph T. Smith, Chairman of the Board             10,000
Martin R. Sathre, Director                        10,000
Walter R. Fankhanel, Director                     10,000
James R. Sharp, Director                          10,000
Dean J. Thompson, Director                        10,000


All current executive officers
  as a group (5 persons)                          42,000

All current directors who are not
  executive officers as a group
  (5 persons)                                     50,000

All employees, including all current
  officers who are not executive
  officers, as a group (11 persons)                8,000



RECOMMENDATION AND VOTE REQUIRED

     The Board of Directors has determined that the Option Plan is desirable, cost effective, and produces incentives which will benefit the Company and its stockholders. The Board of Directors is seeking stockholder approval of the Option Plan in order to satisfy the requirements of the Internal Revenue Code for favorable tax treatment of ISOs and to satisfy the requirements of the National Association of Securities Dealers for national market system securities.

     Stockholder approval of the Option Plan requires the affirmative vote of the holders of a majority of the votes cast at the Special Meeting. THE BOARD OF DIRECTORS RECOMMENDS A
VOTE "FOR" APPROVAL OF THE OPTION PLAN.

________________________________________________________________
   SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
________________________________________________________________

     Pursuant to regulations promulgated under the Exchange
Act, the Company's officers and directors and all persons who own more than ten percent of the Common Stock ("Reporting Persons") are required to file reports detailing their ownership and changes of ownership in the Common Stock and to furnish the Company with copies of all such ownership reports that are filed. Based solely on the Company's review of the copies of such ownership reports which it has received in the past fiscal year or with respect to the past fiscal year, or written representations that no annual report of changes in beneficial ownership were required, the Company believes that during fiscal year 1998 and prior fiscal years all Reporting Persons have complied with these reporting requirements.

________________________________________________________________
   RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS
________________________________________________________________

     McGladrey & Pullen LLP, was the Company's independent certified public accounting firm for the 1998 fiscal year.

________________________________________________________________
                     OTHER MATTERS
________________________________________________________________

    The Board of Directors is not aware of any business to
come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the Board of Directors.
________________________________________________________________
                     MISCELLANEOUS
________________________________________________________________

    The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation.

    The Company's 1998 Annual Report to Stockholders, including financial statements, is being mailed to all stockholders of record as of the close of business on the Record Date. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

________________________________________________________________
                 STOCKHOLDER PROPOSALS
________________________________________________________________

    In order to be eligible for inclusion in the Company's proxy materials for next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 214 5th Street, Bemidji, Minnesota 56601, no later than August 13, 1999. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Exchange Act.

                              BY ORDER OF THE BOARD OF DIRECTORS

                              /s/ Karen Jacobson

                              KAREN JACOBSON
                              SECRETARY
Bemidji, Minnesota
December 22, 1998

________________________________________________________________
             ANNUAL REPORT ON FORM 10-KSB
________________________________________________________________
       A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB OR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998 AS FILED WITH THE SECURITIES EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT CHARGE TO EACH STOCKHOLDER AS OF THE RECORD DATE UPON WRITTEN REQUEST TO CORPORATE SECRETARY, FIRST FEDERAL BANCORPORATION, 214 5TH STREET, BEMIDJI, MINNESOTA 56601.
________________________________________________________________

                                                    Exhibit A

             FIRST FEDERAL BANCORPORATION

                1998 STOCK OPTION PLAN


     1.  PURPOSE OF THE PLAN.

     The purpose of this Plan is to advance the interests of the Company through providing select key Employees and Directors of the Bank, the Company, and their Affiliates with the opportunity to acquire Shares. By encouraging such stock ownership, the Company seeks to attract, retain and motivate the best available personnel for positions of substantial respon-sibility and to provide additional incentives to Directors and key Employees of the Company or any Affiliate to promote the success of the business.

     2.  DEFINITIONS.

     As used herein, the following definitions shall apply.

     (a) "Affiliate" shall mean any "parent corporation" or "subsidiary corporation" of the Company, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     (b) "Agreement" shall mean a written agreement entered into in accordance with Paragraph 5(c).

     (c)  "Bank" shall mean First Federal Banking and Savings,
FSB.

     (d) "Board" shall mean the Board of Directors of the Company.

     (e) "Change in Control" shall mean any one of the following events: (1) the acquisition of ownership, holding or power to vote more than 25% of the Bank's or the Company's voting stock, (2) the acquisition of the ability to control the election of a majority of the Bank's or the Company's directors,
(3) the acquisition of a controlling influence over the management or policies of the Bank or the Company by any person or by persons acting as a "group" (within the meaning of Section 13(d) of the Securities Exchange Act of 1934), (except in the case of (1), (2), and (3) hereof, ownership or control of the Bank by the Company itself shall not constitute a "Change in Control"), or (4) during any period of two consecutive years, individuals (the "Continuing Directors") who at the beginning of such period constitute the Board of Directors of the Company or the Bank (the "Existing Board") cease for any reason to constitute at least two-thirds thereof, provided that any in-dividual whose election or nomination for election as a member of the Existing Board was approved by a vote of at least two-thirds of the Continuing Directors then in office shall be considered a Continuing Director. For purposes of this subparagraph only, the term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a change in control has occurred shall be conclusive and binding.

     (f) "Code" shall mean the Internal Revenue Code of 1986, as amended.

     (g) "Committee" shall mean the Stock Option Committee appointed by the Board in accordance with Paragraph 5(a) hereof.

     (h) "Common Stock" shall mean the common stock of the Company.

     (i)  "Company" shall mean First Federal Bancorporation.

     (j) "Continuous Service" shall mean the absence of any interruption or termination of service as an Employee or Director of the Company or an Affiliate. Continuous Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company, in the case of transfers between payroll locations of the Company or between the Company, an Affiliate or a successor, or in the case of a Director's performance of services in an emeritus or advisory capacity.

     (k) "Director" shall mean any member of the Board, and any member of the board of directors of any Affiliate that the Board has by resolution designated as being eligible for participation in this Plan.

     (l) "Disability" shall mean a physical or mental condition, which in the sole and absolute discretion of the Committee, is reasonably expected to be of indefinite duration and to substantially prevent a Participant from fulfilling his or her duties or responsibilities to the Company or an Affiliate.

     (m) "Effective Date" shall mean the date specified in Paragraph 12 hereof.

     (n) "Employee" shall mean any person who receives compensation, from the Company or an Affiliate, that is reportable to the Internal Revenue Service on Form W-2 (or a successor to that form).

     (o)  "Exercise Price" shall mean the price per Optioned
Share at which an Option may be exercised.

     (p) "ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan, and which is intended to be and is identified as an "stock option" within the meaning of Section 422 of the Code.

     (q) "Market Value" shall mean the fair market value of the Common Stock, as determined under Paragraph 7(b) hereof.

     (r) "Non-Employee Director" shall have the meaning provided in Rule 16b-3.

     (s) "Non-ISO" means an option to purchase Common Stock which meets the requirements set forth in the Plan but which is not intended to be and is not identified as an ISO.

     (t)  "Option" means an ISO and/or a Non-ISO.

     (u) "Optioned Shares" shall mean Shares subject to an Option granted pursuant to this Plan.

     (v) "Participant" shall mean any person who receives an Option pursuant to the Plan.

     (w)  "Plan" shall mean this First Federal Bancorporation
1998 Stock Option Plan.

     (x)  "Rule 16b-3" shall mean Rule 16b-3 of the General
Rules and Regulations under the Securities Exchange Act of 1934, as amended.

     (y)  "Share" shall mean one share of Common Stock.

     (z) "Year of Service" shall mean a full twelve-month period, measured from the grant date of an Option and each annual anniversary of that date, during which a Participant has not terminated Continuous Service for any reason.

     3.  TERM OF THE PLAN AND OPTIONS.

     (a) Term of the Plan. The Plan shall continue in effect for a term of ten years from the Effective Date, unless sooner terminated pursuant to Paragraph 14 hereof. No Option shall be granted under the Plan after ten years from the Effective Date.


     (b) Term of Options. The term of each Option granted under the Plan shall be established by the Committee, but shall not exceed 10 years; provided, however, that in the case of an Employee who owns Shares representing more than 10% of the outstanding Common Stock at the time an ISO is granted, the term of such ISO shall not exceed five years.

     4.  SHARES SUBJECT TO THE PLAN.

     Except as otherwise required under Paragraph 9, the aggregate number of Shares deliverable pursuant to Options shall not exceed 100,000 Shares. Such Shares may either be authorized but unissued Shares, Shares held in treasury, or Shares held in a grantor trust created by the Company. If any Options should expire, become unexercisable, or be forfeited for any reason without having been exercised, the Optioned Shares shall, unless the Plan shall have been terminated, be available for the grant of additional Options under the Plan.

     5.  ADMINISTRATION OF THE PLAN.

     (a) Composition of the Committee. The Plan shall be administered by the Committee, which shall consist of at least two Non-Employee Directors appointed by the Board. Members of the Committee shall serve at the pleasure of the Board. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Non-Employee Directors.

     (b) Powers of the Committee. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion (i) to select Participants and grant Options, (ii) to determine the form and content of Options to be issued in the form of Agreements under the Plan, (iii) to interpret the Plan,
(iv) to prescribe, amend and rescind rules and regulations relating to the Plan, and (v) to make other determinations necessary or advisable for the administration of the Plan. The Committee shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be deemed the action of the Committee.

     (c) Agreement. Each Option shall be evidenced by a written agreement containing such provisions as may be approved by the Committee. Each such Agreement shall constitute a binding contract between the Company and the Participant, and every Participant, upon acceptance of such Agreement, shall be bound by the terms and restrictions of the Plan and of such
Agreement.   The terms of each such Agreement shall be in
accordance with the Plan, but each Agreement may include such additional provisions and restrictions determined by the Committee, in its discretion, provided that such additional provisions and restrictions are not inconsistent with the terms of the Plan. In particular, the Committee shall set forth in each Agreement (i) the Exercise Price of an Option, (ii) the number of Shares subject to, and the expiration date of, the Option, (iii) the manner, time and rate (cumulative or otherwise) of exercise or vesting of such Option, and (iv) the restrictions, if any, to be placed upon such Option, or upon Shares which may be issued upon exercise of such Option.

     The Chairman of the Committee and such other Directors and officers as shall be designated by the Committee are hereby authorized to execute Agreements on behalf of the Company and to cause them to be delivered to the recipients of Options.

     (d) Effect of the Committee's Decisions. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

     (e) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Committee shall be indemnified by the Company in connection with any claim, action, suit or proceeding relating to any action taken or failure to act under or in connection with the Plan or any Option, granted hereunder to the full extent provided for under the Company's governing instruments with respect to the indemnification of Directors.

     6.  GRANT OF OPTIONS.

     (a) General Rule. The Committee shall have the discretion to make discretionary grants of Options to Employees and Directors (including members of the Committee), provided that the following Options shall automatically be granted on the Effective Date:

                                  Percentage of Shares Reserved
          Optionee                      Under the Plan
          --------                      --------------
          Belford                            30.02%
          Each non-employee Director         10.07%
          Vorgert, Meissner, Sherwood,
            Jacobson, Nielson                 3.02%
          Sutton, Kaiser, Funk, Kroeger,
            Frenzel                           1.51%
          Lindgren, Collins, Sander, Roeder   0.76%

     Options granted on the Effective Date shall have an Exercise Price equal to the Market Value per share on the Effective Date, shall have a term of ten years, and shall become exercisable in accordance with the general rule set forth in Paragraph 8 hereof.

     (b) Reload Grants. In any Agreement or in a formal or informal program, the Committee may establish terms and conditions under which an Option will be granted upon the exercise of an Option or stock option granted under another Company plan; provided that the Exercise Price for the new Option shall equal the Market Value of the underlying Shares on that date.

     7.  EXERCISE PRICE FOR OPTIONS.

     (a) Limits on Committee Discretion. The Exercise Price as to any particular Option shall not be less than 100% of the Market Value of the Optioned Shares on the date of grant. In the case of an Employee who owns Shares representing more than 10% of the Company's outstanding Shares of Common Stock at the time an ISO is granted, the Exercise Price shall not be less than 110% of the Market Value of the Optioned Shares at the time the ISO is granted.

     (b) Standards for Determining Exercise Price. If the Common Stock is listed on a national securities exchange (including the NASDAQ National Market System) on the date in question, then the Market Value per Share shall be the average of the highest and lowest selling price on such exchange on such date, or if there were no sales on such date, then the Exercise Price shall be the mean between the bid and asked price on such date. If the Common Stock is traded otherwise than on a national securities exchange on the date in question, then the Market Value per Share shall be the mean between the bid and asked price on such date, or, if there is no bid and asked price on such date, then on the next prior business day on which there was a bid and asked price. If no such bid and asked price is available, then the Market Value per Share shall be its fair market value as determined by the Committee, in its sole and absolute discretion.

     8.  EXERCISE OF OPTIONS.

     (a) Generally. Unless the Committee specifically eliminates any vesting requirement or imposes a different vesting schedule in an Agreement granting an Option, each Option grant shall be vested and exercisable with respect to 50% of the Optioned Shares on the date of the grant, and shall become vested and exercisable with respect to the remaining 50% on the Optionee's completion of one Year of Service; provided that vesting otherwise scheduled to occur prior to stockholder approval of the Plan pursuant to Paragraph 12 hereof shall be deferred until the date of such approval. An Option may not be exercised for a fractional Share.

     (b) Procedure for Exercise. A Participant may exercise Options, subject to provisions relative to its termination and limitations on its exercise, only by (1) written notice of intent to exercise the Option with respect to a specified number of Shares, and (2) payment to the Company (contemporaneously with delivery of such notice) in cash, in Common Stock, or a combination of cash and Common Stock, of the amount of the Exercise Price for the number

of Shares with respect to which the Option is then being exercised. Each such notice (and payment where required) shall be delivered, or mailed by prepaid registered or certified mail, addressed to the Treasurer of the Company at its executive offices. Common Stock utilized in full or partial payment of the Exercise Price for Options shall be valued at its Market Value at the date of exercise, and may consist of Shares subject to the Option being exercised.

     (c) Period of Exercisability. Except to the extent otherwise provided in the terms of an Agreement, an Option may be exercised by a Participant only while he is an Employee and has maintained Continuous Service from the date of the grant of the Option, or within one year after termination of such Continuous Service (but not later than the date on which the Option would otherwise expire), except if the Employee's Continuous Service terminates by reason of -

          (1) "Just Cause" which for purposes hereof shall have the meaning set forth in any unexpired employment or severance agreement between the Participant and the Bank and/or the Company (and, in the absence of any such agreement, shall mean termination because of the Employee's personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than traffic violations or similar offenses) or final cease-and-desist order), then the Participant's rights to exercise such Option shall expire on the date of such termination;

          (2) death, then to the extent that the Participant would have been entitled to exercise the Option immediately prior to his death, such Option of the deceased Participant may be exercised within two years from the date of his death (but not later than the date on which the Option would otherwise expire) by the personal representatives of his estate or person or persons to whom his rights under such Option shall have passed by will or by laws of descent and distribution.

     (d)  Effect of the Committee's Decisions.  The
Committee's determination whether a Participant's Continuous
Service has ceased, and the effective date thereof, shall be final and conclusive on all persons affected thereby.

     (e) Mandatory Six-Month Holding Period. Notwithstanding any other provision of this Plan to the contrary, Common Stock that is purchased upon exercise of an Option may not be sold within the six-month period following the grant date of that Option, except in the event of the Participant's death or disability, or such other event as the Board may specifically deem appropriate.

     9.  CHANGE IN CONTROL; EFFECT OF CHANGES IN COMMON STOCK
SUBJECT TO THE PLAN.

     (a) Change in Control. Upon the earlier of a Change in Control or the execution of an agreement to effect a Change in Control, all Options shall become fully exercisable, notwithstanding any other provision of the Plan or any Agreement.

     (b) Recapitalizations; Stock Splits, Etc. The number and kind of shares reserved for issuance under the Plan, and the number and kind of shares subject to outstanding Options, and the Exercise Price thereof, shall be proportionately adjusted for any increase, decrease, change or exchange of Shares for a different number or kind of shares or other securities of the Company which results from a merger, consolidation, recapita-lization, reorganization, reclassification, stock dividend, split-up, combination of shares, or similar event in which the number or kind of shares is changed without the receipt or payment of consideration by the Company.

    (c) Transactions in which the Company is Not the Surviving Entity. In the event of (i) the liquidation or dissolution of the Company, (ii) a merger or consolidation in which the Company is not the surviving entity, or (iii) the sale or disposition of all or substantially all of the Company's assets (any of the foregoing to be referred to herein as a "Transaction"), all outstanding Options, together with the Exercise Prices thereof, shall be equitably adjusted for any change or exchange of Shares for a different number or kind of shares or other securities which results from the Transaction.

     (e) Conditions and Restrictions on New, Additional, or Different Shares or Securities. If, by reason of any adjustment made pursuant to this Paragraph, a Participant becomes entitled to new, additional, or different shares of stock or securities, such new, additional, or different shares of stock or securities shall thereupon be subject to all of the conditions and restrictions which were applicable to the Shares pursuant to the Option before the adjustment was made.

     (f) Other Issuances. Except as expressly provided in this Paragraph, the issuance by the Company or an Affiliate of shares of stock of any class, or of securities convertible into Shares or stock of another class, for cash or property or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe therefor, shall not affect, and no adjustment shall be made with respect to, the number, class, or Exercise Price of Shares then subject to Options or reserved for issuance under the Plan.

     10.  NON-TRANSFERABILITY OF OPTIONS.

     Options may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution. Notwithstanding the foregoing, or any other provision of this Plan, a Participant who holds Options may transfer such Options (but not ISOs) to his or her spouse, lineal ascendants, lineal descendants, or to a duly established trust for the benefit of one or more of these individuals. Options so transferred may thereafter be transferred only to the Participant who originally received the grant or to an individual or trust to whom the Participant could have initially transferred the Options pursuant to this Paragraph. Options which are transferred pursuant to this Paragraph shall be exercisable by the transferee according to the same terms and conditions as applied to the Participant.

     11.  TIME OF GRANTING OPTIONS.

     The date of grant of an Option shall, for all purposes, be the later of the date on which the Committee makes the deter-mination of granting such Option, and the Effective Date. Notice of the determination shall be given to each Participant to whom an Option is so granted within a reasonable time after the date of such grant.

     12.  EFFECTIVE DATE.

     The Plan shall be effective November 24, 1998; provided that (i) the effectiveness of the Plan and any Option shall be absolutely contingent upon the Plan's approval by a favorable vote of stockholders owning at least a majority of the total votes cast at a duly called meeting of the Company's stockholders held in accordance with applicable laws, and (ii) no Options shall become exercisable prior to approval of the Plan by the stockholders of the Company.

     13.  MODIFICATION OF OPTIONS.

     At any time, and from time to time, the Board may autho-rize the Committee to direct execution of an instrument providing for the modification of any outstanding Option, provided no such modification shall confer on the holder of said Option any right or benefit which could not be conferred on him by the grant of a new Option at such time, or impair the Option without the consent of the holder of the Option.

     14.  AMENDMENT AND TERMINATION OF THE PLAN.

     The Board may from time to time amend the terms of this Plan and, with respect to any Shares at the time not subject to Options, suspend or terminate this Plan. No amendment, suspension or termination of this Plan shall, without the consent of any affected holders of an Option, alter or impair any rights or obligations under any Option theretofore granted.

     15.  CONDITIONS UPON ISSUANCE OF SHARES.

     (a)  Compliance with Securities Laws.  Shares of Common
Stock shall not be issued with respect to any Option unless the issuance and delivery of such Shares shall comply with all relevant provisions of law, including,

without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities law, and the requirements of any stock exchange upon which the Shares may then be listed.

     (b) Special Circumstances. The inability of the Company to obtain approval from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder shall relieve the Company of any liability in respect of the non-issuance or sale of such Shares. As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

     (c) Committee Discretion. The Committee shall have the discretionary authority to impose in Agreements such restrictions on Shares as it may deem appropriate or desirable, including but not limited to the authority to impose a right of first refusal, or to establish repurchase rights, or to pay an
Optionee the in-the-money   value of his Option in consideration
for its cancellation, or all of these restrictions.

     16.  RESERVATION OF SHARES.

     The Company, during the term of the Plan, will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

     17.  WITHHOLDING TAX.

     The Company's obligation to deliver Shares upon exercise of Options shall be subject to the Participant's satisfaction of all applicable federal, state and local income and employment tax withholding obligations. The Committee, in its discretion, may permit the Participant to satisfy the obligation, in whole or in part, by irrevocably electing to have the Company withhold Shares, or to deliver to the Company Shares that he already owns, having a value equal to the amount required to be withheld. The value of the Shares to be withheld, or delivered to the Company, shall be based on the Market Value of the Shares on the date the amount of tax to be withheld is to be determined. As an alternative, the Company may retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

     18.  NO EMPLOYMENT OR OTHER RIGHTS.

     In no event shall an Employee's or Director's eligibility to participate or participation in the Plan create or be deemed to create any legal or equitable right of the Employee, Director, or any other party to continue service with the Company, the Bank, or any Affiliate of such corporations. Except to the extent provided in Paragraphs 6(b) and 9(a), no Employee or Director shall have a right to be granted an Option or, having received an Option, the right to again be granted an Option. However, an Employee or Director who has been granted an Option may, if otherwise eligible, be granted an additional Option or Options.

     19.  GOVERNING LAW.

     The Plan shall be governed by and construed in accordance with the laws of the State of Minnesota, except to the extent that federal law shall be deemed to apply.

                    REVOCABLE PROXY

________________________________________________________________
             FIRST FEDERAL BANCORPORATION
                  BEMIDJI, MINNESOTA
________________________________________________________________


            ANNUAL MEETING OF STOCKHOLDERS
                   JANUARY 19, 1999

       The undersigned hereby appoints James R. Sharp with full powers of substitution, to act as proxies for the undersigned, to vote all shares of Common Stock of First Federal Bancorporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at the main office of First Federal Bank, 214 5th Street, Bemidji, Minnesota on Tuesday, January 19, 1999 at 2:30 p.m., and at any and all adjournments thereof, as follows:

                                                        VOTE
                                            FOR        WITHHELD
                                            ---        --------
    1.The election as directors of all
      nominees listed below (except as
      marked to the contrary below).        [  ]       [  ]

     Martin R. Sathre
     Dean J. Thompson

     INSTRUCTION:  TO WITHHOLD YOUR VOTE FOR  ANY
     INDIVIDUAL NOMINEE, INSERT THAT NOMINEE'S NAME ON
     THE LINE PROVIDED BELOW.
     _____________________________

                                            FOR      AGAINST     ABSTAIN
                                            ---      -------     -------
     2. Approval of the First Federal
        Bancorporation  1998 Stock Option
        Plan                                [  ]      [  ]        [  ]

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ABOVE
LISTED PROPOSITIONS.
________________________________________________________________
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.
________________________________________________________________

   THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


    Should the undersigned be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notifica-tion to the Secretary of the Company at the Annual Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

    The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the annual meeting, a Proxy Statement dated December 22, 1998 and an Annual
Report to Stockholders.

Dated: _______________________, 1999


__________________________           __________________________
PRINT NAME OF STOCKHOLDER            PRINT NAME OF STOCKHOLDER


__________________________           __________________________
SIGNATURE OF STOCKHOLDER             SIGNATURE OF STOCKHOLDER



       Please sign exactly as your name appears on the envelope in which this form of proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY
IN THE ACCOMPANYING POSTAGE-PREPAID ENVELOPE.